As filed with the Securities and Exchange Commission on April 3, 2012

Registration No. 333-173514

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Expert Global Solutions, Inc.*

(Exact name of registrant as specified in its charter)

Delaware	7320	02-0786880
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

507 Prudential Road

Horsham, Pennsylvania  19044

(215) 441-3000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

*SEE TABLE OF REGISTRANT GUARANTORS CONTINUED ON THE NEXT PAGE

Ronald A. Rittenmeyer

President and Chief Executive Officer

NCO Group, Inc.

507 Prudential Road

Horsham, Pennsylvania  19044

(215) 441-3000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

with a copy to:

Derek M. Winokur, Esq.

Ian A. Hartman, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

(212) 698-3500

Facsimile:  (212) 698-3599

Approximate date of commencement of proposed sale of the securities to the public:  Not applicable. This Post-Effective Amendment No. 1 relates to the deregistration of securities.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filed, an accelerated filer, a non-accelerated filed, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer	☐	Accelerated Filer	☐
Non-accelerated Filer	☒	Smaller Reporting Company	☐
(Do not check if a smaller reporting company)

Explanatory Note

This prospectus contains a combined prospectus pursuant to Rule 429 promulgated under the Securities Act of 1933, as amended, relating also to the Registration Statements on Form S-1 (File Nos. 333-150885, 333-158745, 333-165975) previously filed.  Accordingly, upon effectiveness, this registration statement shall act as a post-effective amendment to the Registration Statements on Form S-1 (File Nos. 333-150885, 333-158745, 333-165975).

TABLE OF REGISTRANT GUARANTORS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number Including Area Code, of Registrant Guarantor’s Principal Executive Offices
ALW Financial, Inc. f/k/a ALW Investment Company, Inc.	Delaware	20-5819309	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274
Compass International Services Corporation	Delaware	22-3540815	507 Prudential Road Horsham, PA 19044 1-800-220-2274
FCA Funding, Inc.	Delaware	23-2984383	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274
FCA Leasing, Inc.	Delaware	51-0277275	507 Prudential Road Horsham, PA 19044 1-800-220-2274
NCO Customer Management, Inc. f/k/a RMH Teleservices, Inc.	Pennsylvania	23-2250564	507 Prudential Road Horsham, PA 19044 1-800-220-2274
NCO Financial Systems, Inc.	Pennsylvania	23-1670927	507 Prudential Road Horsham, PA 19044 1-800-220-2274
NCO Funding, Inc.	Delaware	51-0378281	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274
NCO Group International, Inc.	Delaware	05-0614768	1201 Market Street, Suite 800 Wilmington, DE 19801 1-800-220-2274
NCO Holdings, Inc. f/k/a Management Adjustment Bureau Funding, Inc.	Delaware	23-2984387	1201 Market Street Suite 800 Wilmington, DE 19801 1-800-220-2274
NCOP/Marlin, Inc.	Nevada	52-2352960	2520 St. Rose Parkway, Suite 212 Henderson, NV 89074 1-800-220-2274
RMH Teleservices Asia Pacific, Inc.	Delaware	32-0047775	507 Prudential Road Horsham, PA 19044 1-800-220-2274
Old OSI LLC	Delaware	80-0123678	390 South Woods Mill Rd. Suite 150 Chesterfield, MO 63017 1-800-220-2274
OSI Outsourcing Services International, Inc.	Wisconsin	90-0209538	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
OSI Recovery Solutions, Inc.	Delaware	43-1901709	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
Outsourcing Solutions Inc.	Delaware	20-0407098	390 South Woods Mill Rd. Suite 150

Chesterfield, MO 63017 1-800-220-2274
Pacific Software Consulting, LLC	Delaware	43-1917898	1580 South Main Street, Suite 105 PO Box 1188 Boerne, TX 78006 1-800-220-2274
Qualink, Inc.	Wisconsin	39-1758994	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
Transworld Systems Inc.	California	94-1728881	2235 Mercury Way, Suite 275 Santa Rosa, CA 95407 1-800-220-2274
Union Settlement Administrator, Inc.	Delaware	13-4269978	c/o Outsourcing Solutions, Inc. 390 South Woods Mill Rd. Suite 150 Chesterfield, MO 63017 1-800-220-2274
Union Settlement Administrator Holdco, Inc.	Delaware	87-0714414	c/o Outsourcing Solutions, Inc. 390 South Woods Mill Rd. Suite 150 Chesterfield, MO 63017 1-800-220-2274
University Accounting Service, LLC	Wisconsin	39-1992489	2520 South 170th Street PO Box 510955 New Berlin, WI 53151-0955 1-800-220-2274
Systems & Services Technologies, Inc.	Delaware	26-0590353	4315 Pickett Road St. Joseph, MO 64503 1-800-220-2274
Tempest Recovery Services, Inc.	Missouri	43-1816131	4315 Pickett Road St. Joseph, MO 64503 1-800-220-2274
1-800-220-2274
Total Debt Management, Inc.	Georgia	58-2485151	6356 Corley Road Norcross, Georgia 30071 1-800-220-2274

DEREGISTRATION OF SECURITIES

The registrants are filing this Post-Effective Amendment No. 1 to deregister under this registration statement the securities originally registered for offer and sale pursuant to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission (“SEC”) on April 15, 2011 (the “Registration Statement”). The Registration Statement was filed for use by J.P. Morgan Securities LLC to offer and sell from time to time an indeterminate amount of the Floating Rate Senior Notes due 2013 (and related guarantees) and 11.875% Senior Subordinated Notes due 2014 (and related guarantees) (collectively, the “Notes”) in market making transactions. The registrants are filing this Post-Effective Amendment No. 1 to deregister the Notes (and related guarantees).

The following entities are not listed as guarantors and are not registrants to this Post-Effective Amendment No. 1. Subsequent to the effective date of the Registration Statement, such entities were dissolved or merged out of existence:

•                                          NCOP IX, LLC

•                                          NCOP X, LLC

•                                          NCOP XI, LLC

•                                          NCOP XII, LLC

•                                          NCOP Services, Inc.

•                                          NCOP Financing, Inc.

•                                          NCO Teleservices, Inc.

•                                          Compass Teleservices, Inc.

•                                          NCO ACI Holdings, Inc.

•                                          JDR Holdings, Inc.

•                                          AC Financial Services, Inc.

•                                          Coast to Coast Consulting, LLC

•                                          NCO Support Services, LLC

•                                          PAE Leasing, LLC

•                                          AssetCare, Inc.

•                                          NCO Portfolio Management, Inc.

•                                          NCOP Nevada Holdings, Inc.

•                                          OSI Portfolio Services, Inc.

•                                          OSI SPE, LLC

•                                          Greystone Business Group, LLC

•                                          OSI Outsourcing Services, Inc.

•                                          Credit Receivables Corporation I

PART II—INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.      EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

24.1     Power of Attorney (incorporated by reference to Exhibit 24.1 to the Registration Statement on Form S-1 (333-173514) filed with the SEC on April 15, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

EXPERT GLOBAL SOLUTIONS, INC. (F/K/A NCO GROUP, INC.)

By:	*
Name:	John R. Schwab
Title:	Executive Vice President Corporate Strategy

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title

*		President and Chief Executive Officer (Principal Executive
Ronald A. Rittenmeyer		Officer)
/s/ Thomas Erhardt		Executive Vice President and Chief Financial Officer
Thomas Erhardt		(Principal Financial Officer and Principal Accounting Officer)

*		Chairman of the Board
Michael J. Barrist
*
Henry H. Briance		Director
*
Colin M. Farmer		Director
*
Edward A. Kangas		Director
*
Thomas J. Kichler		Director
/s/ Marc Simon
Marc Simon		Director

*By:	*
Name:	John R Schwab.
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

ALW FINANCIAL, INC.

By:	*
Name:	William C. Fischer
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
William C. Fischer		Chief Executive Officer and President
(Principal Executive Officer)
*
Brian H. Callahan		Senior Vice President and Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)
*
Joshua Gindin		Director
*
John R. Schwab		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

COMPASS INTERNATIONAL SERVICES CORPORATION

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

*		Director
Michael J. Barrist

/s/ Brian H. Callahan
Brian H. Callahan		Director
*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

FCA FUNDING, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
William C. Fischer		President (Principal Executive Officer)
*
Brian H. Callahan		Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Joshua Gindin
Joshua Gindin		Director
*
John R. Schwab		Director
*
Peter J. Winnington		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

FCA LEASING, INC.

By:	*
Name:	Robert DiSante
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
Robert DiSante		President and Director (Principal Executive Officer)
*
Maria Albino		Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)
*
Irving Shapiro		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

NCO CUSTOMER MANAGEMENT, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director
/s/ Brian H. Callahan
Brian H. Callahan		Director
*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

NCO FINANCIAL SYSTEMS, INC.

By:	*
Name:	John R. Schwab
Title:	President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Chairman of the Board
/s/ Brian H. Callahan
Brian H. Callahan		Director
*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

NCO FUNDING, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
William C. Fischer		President (Principal Executive Officer)
*
Brian H. Callahan		Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
*
John R. Schwab		Director
*
Peter J. Winnington		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

NCO GROUP INTERNATIONAL, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
William C. Fischer		President (Principal Executive Officer)
*
Brian H. Callahan		Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Joshua Gindin
Joshua Gindin		Director
*
John R. Schwab		Director
*
Peter J. Winnington		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

NCO HOLDINGS, INC.

By:	*
Name:	William C. Fischer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
William C. Fischer		President (Principal Executive Officer)
*
Brian H. Callahan		Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Joshua Gindin
Joshua Gindin		Director
*
John R. Schwab		Director
*
Peter J. Winnington		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

NCOP/MARLIN, INC.

By:	/s/ Joshua Gindin
Name:	Joshua Gindin
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
/s/ Joshua Gindin
Joshua Gindin		President and Director (Principal Executive Officer)
*
Richard J. Palmer		Treasurer (Principal Financial Officer and Principal Accounting Officer)
/s/ Brian H. Callahan
Brian H. Callahan		Director
/s/ John R. Schwab
John R. Schwab		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

RMH TELESERVICES ASIA PACIFIC, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director
*
Brian H. Callahan		Director
*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

OLD OSI LLC

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer and Treasurer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

UNION SETTLEMENT ADMINISTRATOR HOLDCO, INC.		Manager

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

UNION SETTLEMENT ADMINISTRATOR, INC.		Manager

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

OSI OUTSOURCING SERVICES INTERNATIONAL, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director
/s/ Brian H. Callahan
Brian H. Callahan		Director
*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

OSI RECOVERY SOLUTIONS, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director
/s/ Brian H. Callahan
Brian H. Callahan		Director

*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

OUTSOURCING SOLUTIONS, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director
/s/ Brian H. Callahan
Brian H. Callahan		Director

*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

PACIFIC SOFTWARE CONSULTING, LLC

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer and Treasurer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

OUTSOURCING SOLUTIONS, INC.		Sole Manager

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

QUALINK, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director
/s/ Brian H. Callahan
Brian H. Callahan		Director

*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

TRANSWORLD SYSTEMS, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director

/s/ Brian H. Callahan
Brian H. Callahan		Director
*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

UNION SETTLEMENT ADMINISTRATOR, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director
/s/ Brian H. Callahan
Brian H. Callahan		Director

*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

UNION SETTLEMENT ADMINISTRATOR HOLDCO, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director

/s/ Brian H. Callahan
Brian H. Callahan		Director
*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

UNIVERSITY ACCOUNTING SERVICE, LLC

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer and Treasurer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

OUTSOURCING SOLUTIONS, INC.		Sole Manager

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

SYSTEMS & SERVICES TECHNOLOGIES, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director

/s/ Brian H. Callahan
Brian H. Callahan		Director
*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

TEMPEST RECOVERY SERVICES, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director

/s/ Brian H. Callahan
Brian H. Callahan		Director
*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania, on this 3rd day of April, 2012.

TOTAL DEBT MANAGEMENT, INC.

By:	*
Name:	John R. Schwab
Title:	Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 Registration Statement has been signed by the following persons in the capacities indicated on April 3, 2012.

Signature		Title
*
John R. Schwab		Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
*
Michael J. Barrist		Director

/s/ Brian H. Callahan
Brian H. Callahan		Director
*
Joshua Gindin		Director

*By:	*
Name:	John R. Schwab
Attorney-in-fact
(Signature appears on page S-26)

SIGNATURES

The undersigned, duly appointed agent and attorney-in-fact, has executed the foregoing signature pages on behalf of the foregoing Registrants and the directors and officers named therein, as of April 3, 2012.

By:	/s/ John R. Schwab
Name:	John R. Schwab
Title:	Attorney-in-fact

EXHIBIT INDEX

24.1	Power of Attorney (incorporated by reference to Exhibit 24.1 to the Registration Statement on Form S-1 (333-173514) filed with the SEC on April 15, 2011)